The Q2 2024 Investor Presentation should be read in conjunction with the Earnings Release furnished in Exhibit 99.1 to Form 8K filed with the SEC on July 24, 2024.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 2 Forward-Looking Statements and Non-GAAP Financial Measures Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, general and local economic conditions, changes in market interest rates, deposit flows, demand for loans, real estate values and competition, competitive products and pricing, the ability of our clients to make scheduled loan payments, loan delinquency rates and trends, our ability to manage the risks involved in our business, our ability to control costs and expenses, inflation, market and monetary fluctuations, changes in federal and state legislation and regulation applicable to our business, actions by our competitors, and other factors that may be disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation. Explanation of Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), we use, and this investor presentation may contain or reference, certain non-GAAP financial measures. We believe these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company’s business and in analyzing the Company’s operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with similar non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found within the referenced earnings release.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 3 CB Financial Services, Inc. - Corporate Overview • Holding Company for Community Bank (Carmichaels, PA), serving the community since 1901 • Community Bank operates 12 full-service branch offices and two loan production offices in southwestern Pennsylvania and northern West Virginia. • NASDAQ: CBFV Trading Highlights CBFV Share Price $22.66 Shares Outstanding 5.1M Market Cap $120.1M Total Stockholders' Equity $142.9M Book Value per Common Share $27.79 Tangible Book Value per Common Share $25.83 Price to Book Value 0.82x Price to Tangible Book Value 0.88x P/E LTM (LTM EPS of $4.37) 5.19x ◦ All daily trading information/multiples as of July 22, 2024 ◦ All other financial information as of June 30, 2024 Washington Waynesburg Moundsville Canonsburg Uniontown

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 4 Meet CB Financial Services Our Mission Statement "We partner with individuals, businesses and communities to realize their dreams, protect their financial futures and improve their lives" Our Core Values 1. Take care of Each Other 2. Always do the Right Thing 3. Be a Great Teammate 4. Work Hard to Achieve Our Goals 5. Give and Expect Mutual Respect 6. Enjoy Life Everyday 7. Be Positive 8. Have a Sense of Urgency "With a differentiated model and approach to risk management, our Operational Goals for 2024 are improving efficiencies and client experience." Strategic Initiatives p Continue investment in technology to support the client experience p Solidify Commercial Banking team and enhance loan origination processes p Rollout new consumer loan products including FHA mortgages, securities- based lending program and an advanced suite of treasury management products Diversified Business Model

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 5 2024 Macro Outlook Item Comment Deposits Market interest rates remain elevated resulting in increased deposit costs and changing deposit mix; Corporate wide initiatives to retain deposits in place Loans Focal area with new talent in place, continuing to opportunistically push for growth in the face of headwinds stemming from moderating economic conditions Net Interest Margin Stabilization is expected as deposit repricing slows and the Bank continues to focus on attracting core non/low interest bearing deposits to mitigate compression. Noninterest expense Upward bias as we attract top talent and continue to invest in technology to generate efficiencies and enhance client experience Expectations for the balance of 2024 are marked by 'Uncertainty' as potential future interest rate changes by the Federal Reserve and industry-specific developments exert a resulting mixed impact on CB

Q2 2024 Financial Highlights

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 7 Q2 2024 Highlights Earnings (for the three months ended June 30, 2024 unless otherwise noted) • Solid earnings. Net income was $2.7 million, with diluted earnings per share of $0.51. Pre-provision net revenue (PPNR) (non-GAAP) was $3.2 million. • Margin compression. Net interest income was $11.5 million, a decrease of 1.0% from Q1 2024 and an increase of 3.1% from Q2 2023. Net interest margin was 3.18%, down 18 bps from Q1 2024 and 11 bps from Q2 2023. • Positive returns. Return on average tangible common equity (non-GAAP) was 8.99% for Q2 2024, compared 12.20% in Q2 2023. • Diversified revenue sources. Noninterest income represents 3.5% of operating revenues. Balance Sheet & Asset Quality (as of June 30, 2024 unless otherwise noted) • Steady loan portfolio. Net loans ($1.07 billion) decreased 1.6% from March 31, 2024 and 2.9% from December 31, 2023 driven by exit of indirect lending. • Strong deposit base. Deposits ($1.35 billion) increased 6.9% from March 31, 2024 and 6.5% from December 31, 2023. • High concentration of core deposits. Core deposits (non-time) were 74% of total deposits at June 30, 2024. • Limited wholesale funding. Borrowings to total assets was 2.2% and brokered deposits to total assets was 5.9% at June 30, 2024. • Strong credit quality. Nonperforming loans to total loans was 0.17% and nonperforming assets to total assets was 0.13% as of June 30, 2024. Annualized net charge-offs to average loans for the current quarter was 0.02%. Liquidity and Capital Strength (as of June 30, 2024 unless otherwise noted) • Significant available liquidity. Cash on deposit was $142.6 million and available borrowing capacity was $603.7 million. Available liquidity covers 337% of uninsured/non-collateralized deposits. • Low-risk deposit base. Insured/collateralized deposits account for 77.6% of total deposits. • Well-capitalized. The Bank's Tier 1 Leverage ratio was 9.98% at June 30, 2024, compared to 10.19% at December 31, 2023. • Increasing shareholder value. TBV per common share (non-GAAP) was $25.83 at June 30, 2024, compared to $25.23 at December 31, 2023. • Stock Repurchase Plan. Attractive way to return capital to shareholders.

Q2 2024 Results Overview

Financial Highlights

($000s except per share)	Q2 2024	Change Q1 2024	Change Q2 2023
Balance Sheet			
Total Loans (Net Allowance)	$ 1,069,167	$ (17,594)	$ (21,321)
Total Deposits	1,349,768	87,274	86,453
Income Statement			
Net Interest Income	11,470	(121)	350
(Recovery) Provision for Credit Losses	(36)	1	(468)
Noninterest Income (excl Net Gain (Loss) on Investment Securities)	719	(1,363)	(1,650)
Net Gain (Loss) on Investment Securities	(31)	135	(69)
Noninterest Expense	8,984	556	(517)
Income Tax Expense	560	(360)	(139)
Net Income	2,650	(1,546)	(107)
Performance Ratios			
Earnings Per Share, Diluted	$ 0.51	$ (0.30)	$ (0.02)
Net Interest Margin[(1)]	3.18 %	(0.18)%	(0.11)%
ROAA[(1)]	0.71 %	(0.46)%	(0.08)%
ROATCE[(1)(2)]	8.99 %	(5.08)%	(3.21)%
NCOs/Average Loans[(1)]	0.02 %	0.03 %	(0.02)%
Tangible Book Value per Share[(2)]	$ 25.83	$ 0.31	$ 5.43
Tangible Equity Ratio (TCE / TA)[(2)]	8.57 %	(0.40)%	1.23 %
Capital Ratios (Bank Only)			
Tier 1 Leverage	9.98 %	(0.30)%	0.72 %
Common Equity Tier 1 Capital	14.62 %	0.12 %	2.08 %
Tier 1 Capital	14.62 %	0.12 %	2.08 %
Total Risk-Based Capital	15.61 %	0.11 %	1.97 %

(1) Annualized
(2) Non-GAAP Calculation in Press Release
(3) Comparisons are to Q1 2024 unless otherwise noted

Quarterly Highlights[(3)]

Balance Sheet:

- Loans decreased $17.6 million.
- Deposits increased $87.3 million.
- Tangible book value per share (non-GAAP) was $25.83.

Earnings and Capital:

- Net income was $2.7 million and diluted EPS was $0.51.
- Net interest margin[(1)] was down 18 bps to 3.18% resulting from increase in deposit costs.
- Noninterest income declined primarily due to non-recurring BOLI claim and gain on sale/leaseback transaction recorded during Q1 2024.
- Noninterest expense increased 6.6% due to costs associated with technology investments (loan origination system and financial dashboard platform)and environmental remediation related to branch improvement project.
- Effective Tax Rate was 17.4%.
- Tier 1 Leverage ratio was 9.98%.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 8

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 9 Financial Trends - Balance Sheet Total Net LoansTotal Assets Total Deposits Total Stockholders' Equity in m ill io ns $1,433 $1,399 $1,456 $1,473 $1,560 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $1,300 $1,400 $1,500 $1,600 in m ill io ns $1,090 $1,092 $1,101 $1,087 $1,069 Net Loans Yield on Loans 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $800 $1,000 $1,200 4.50% 5.00% 5.50% 6.00% in m ill io ns $1,263 $1,236 $1,267 $1,262 $1,350 Total Deposits Cost of Interest Bearing Deposits 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $1,100 $1,200 $1,300 $1,400 1.50% 2.00% 2.50% 3.00% in m ill io ns $117 $115 $140 $142 $143 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $75 $100 $125 $150

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 10 Financial Trends - Earnings and Profitability Net Income / PPNR (non-GAAP) Earnings Per Share (EPS) in th ou sa nd s $2,757 $2,672 $12,966 $4,196 $2,650 $3,888 $3,642 $16,889 $5,079 $3,174 Net Income PPNR Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $5,000 $10,000 $15,000 $20,000 $0.54 $0.52 $2.52 $0.82 $0.51 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $1.00 $2.00 $3.00 Annualized Return on Average Equity (ROAE) 9.38% 9.03% 44.99% 12.03% 7.58% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 20.00% 40.00% 60.00% Annualized Return on Average Assets (ROAA) 0.79% 0.75% 3.62% 1.17% 0.71% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 1.00% 2.00% 3.00% 4.00%

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 11 Financial Trends - Earnings and Profitability Total Revenue Highlights - Noninterest Income Efficiency Ratio $11,120 $10,717 $11,136 $11,591 $11,470 $2,269 $2,412 $16,518 $1,916 $688 Net Interest Income Noninterest Income Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $5,000 $10,000 $15,000 71.0% 72.3% 38.9% 62.4% 73.9% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 20.0% 40.0% 60.0% 80.0% Net Interest Margin (NIM) (non-GAAP) 4.51% 4.65% 4.86% 5.22% 5.27% 3.30% 3.14% 3.21% 3.37% 3.19% 1.72% 2.10% 2.29% 2.54% 2.81% Yield on Earning Assets Net Interest Margin (FTE) Cost of Funds Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% • Prior to the sale of Exchange Underwriters ("EU"), noninterest income for Q2, Q3 and Q4 2023 included insurance commissions of $1.5 million, $1.4 million and $969,000 respectively. • Sale of EU resulted in a gain of $24.6 million in Q4 2023. • Securities losses totaled $9.8 million in Q4 2023 primarily resulting from a portfolio restructuring. • Q1 2024 included a $915,000 gain on bank-owned life insurance and a $274,000 gain on a sales leaseback transaction.

Deposit Composition / Characteristics

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 13 Deposit Mix and Cost 20.0% 24.1% 17.0% 13.3% 25.6% Non-Interest Bearing Demand Interest Bearing Demand Money Market Accounts Savings Accounts Time Deposits Deposit Mix Cost of Interest-Bearing Deposits 1.66% 2.01% 2.20% 2.46% 2.75% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 1.00% 2.00% 3.00% Deposit Composition (in millions) 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 NIB Demand $ 316.1 $ 305.1 $ 277.7 $ 275.2 $ 270.0 IB Demand $ 374.7 $ 357.4 $ 363.0 $ 323.1 $ 324.7 Money Market $ 185.8 $ 189.2 $ 201.1 $ 208.4 $ 230.0 Savings Accounts $ 217.3 $ 207.1 $ 194.7 $ 190.2 $ 179.1 Time Deposits $ 169.5 $ 177.4 $ 230.6 $ 265.6 $ 346.0 Total Deposits $ 1,263.4 $ 1,236.2 $ 1,267.1 $ 1,262.5 $ 1,349.8 Highlights • Deposits increased $82.6 million, or 6.5%, from December 31, 2023. • Time deposits included $92.1 million of brokered CDs at June 30, 2024, compared to $29.0 million at December 31, 2023. • Mix shifting to higher-cost money market and time deposits. • Retaining deposits through short-term certificate offering at a cost favorable to alternative funding sources. • Cost of interest-bearing deposits was 2.75% for Q2 2024, compared to 2.46% for Q1 2024 and 1.66% for Q2 2023. Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Noninterest- Bearing Interest- Bearing Money Market Accounts Savings Accounts Time Deposits $— $100,000 $200,000 $300,000 $400,000 25.0% 24.7% 21.9% 21.8% 20.0% 29.7% 28.9% 28.6% 25.6% 24.1% 14.7% 15.3% 15.9% 16.5% 17.0% 17.2% 16.7% 15.4% 15.1% 13.3% 13.4% 14.4% 18.2% 21.0% 25.6% Noninterest-Bearing Interest-Bearing Money Market Accounts Savings Accounts Time Deposits 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 14 Secure Deposit Base • In total, 77.6% of client deposits (non- brokered) are FDIC insured or collateralized with investment securities as of June 30, 2024. • Uninsured client deposits consist of business & retail deposits of 15.6% and 6.9% of total deposits, respectively. • At June 30, 2024, client deposits consisted of 57.7% retail, 27.7% business, and 14.6% public funds. • CB is focused on providing opportunities for uninsured depositors to move funds to alternate products, providing benefit to both clients and the Bank. FDIC Insured, 62.6% Collateralized, 15.0% Uninsured, 22.4% Source: Company information as of 6/30/2024

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 15 Strong Liquidity Position $3,903 2.3% $3,334 2.0% $52,369 31.0% $98,984 58.6% $7,979 4.7% $2,391 1.4% Government Agency Municipal MBS's CMO's Corporate Debt Marketable Equity Cash $142.6 million Investments $97.6 million Fed Capacity $88.1 millionFHLB Capacity $465.6 million Other Capacity $50.0 million Available Liquidity of $844.0 million Highlights Source: Company information as of 6/30/2024 • Cash & Cash Equivalents totaled $142.6 million, or 9.1% of total assets. • Investment Securities totaled $268.8 million, with $171.1 million utilized as collateral for public fund deposits. All securities are classified as available-for-sale and marked to market. • Total borrowings totaled $34.7 million, or 2.2% of total assets and included $20.0 million in FHLB borrowings and $14.7 million in subordinated debt. • The Bank has $603.7 million in available borrowing capacity (FED, FHLB, Other). • Available liquidity covers 337% of uninsured/ non-collateralized deposits.

Loan Composition / Characteristics

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 17 Loan Portfolio Composition Commercial & Industrial 10% Real Estate- Construction 4% Real Estate- Commercial 43% Real Estate- Residential 32% Consumer 8% Other 3% As of 6/30/2024 Loan Portfolio Detail dollars in millions 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 YoY Growth Annualized YTD Real Estate - Residential $ 338.5 $ 346.5 $ 347.8 $ 346.9 $ 342.7 1.2% (3.0)% Real Estate - Commercial 458.6 466.9 467.2 470.4 458.7 —% (3.6)% Real Estate - Construction 44.5 41.9 43.1 44.3 44.0 (1.1)% 4.2% Commercial & Industrial 102.3 100.9 111.3 103.3 112.4 9.9% 2.0% Consumer 134.8 122.5 111.6 100.6 90.4 (32.9)% (38.4)% Other 22.5 23.9 29.4 30.8 30.5 35.6% 7.4% Total Loans $ 1,101.2 $ 1,102.6 $ 1,110.4 $ 1,096.3 $ 1,078.7 (2.0)% (5.8)% Highlights • Loans decreased $31.5 million, or 2.9%, from December 31, 2023 due primarily from exit of indirect lending. • Year-to-date loan production totaled $64.0 million while loans paid off totaled $62.3 million. • No loans are currently in deferral. • CB continues to focus on disciplined pricing and credit quality standards. • CB remains committed to hiring and retaining experienced commercial bankers.

Commercial Loan Portfolio Detail

C&I and CRE Loans by Industry



11.0%
1.2%
1.4%
1.4%
5.8%
6.3%
12.9%
26.9%
19.5%
13.6%
Retail Space
Multifamily
Warehouse Space
Office Space
Manufacturing
Medical Facilities
Senior Housing
Hotels
Vacant Land
Other

Source: Company information as of 6/30/2024

Highlights

- CRE loans represent 42.5% of our total loan portfolio.
- Limited exposure to office space.
- 24.9% of CRE loans are owner occupied.
- Non-Owner Occupied CRE loans had an average LTV of 70.0% at the time of underwriting, whereas Owner Occupied CRE's were 77.5%.
- Average Non-Owner Occupied CRE loan size is approximately $982,000, and Owner Occupied is approximately $481,000.
- No loans are currently in deferral.
- CRE loans are concentrated in the Pittsburgh metropolitan area.

Commercial Real Estate Loan Portfolio Details

	Total O/S Balance	CRE Owner Occupied				CRE Non-Owner Occupied			
		O/S Balance	Percent	Avg Loan Size	Avg LTV	O/S Balance	Percent	Avg Loan Size	Avg LTV
Retail Space	$ 123,410	$ 33,610	27.23 %	$ 700	84.61 %	$ 89,800	72.77 %	$ 1,214	73.25 %
Multifamily	$ 89,566	$ —	— %	$ —	— %	$ 89,566	100.00 %	$ 793	78.72 %
Warehouse Space	$ 62,301	$ 16,233	26.06 %	$ 492	48.96 %	$ 46,068	73.94 %	$ 1,181	61.51 %
Office Space	$ 59,284	$ 14,257	24.05 %	$ 475	— %	$ 45,027	75.95 %	$ 834	71.69 %
Manufacturing	$ 28,999	$ 9,362	32.28 %	$ 669	77.39 %	$ 19,638	67.72 %	$ 1,091	65.00 %
Medical Facilities	$ 26,369	$ 3,513	13.32 %	$ 293	58.03 %	$ 22,856	86.68 %	$ 1,758	61.71 %
Senior Housing	$ 6,552	$ —	— %	$ —	— %	$ 6,552	100.00 %	$ 728	40.66 %
Hotels	$ 6,362	$ 2,927	46.00 %	$ 1,463	23.59 %	$ 3,436	54.00 %	$ 1,718	44.01 %
Vacant Land	$ 5,447	$ 2,055	37.73 %	$ 411	71.44 %	$ 3,392	62.27 %	$ 1,696	52.82 %
Other	$ 50,434	$ 32,109	63.67 %	$ 365	125.91 %	$ 18,325	36.33 %	$ 679	62.61 %
Total	$ 458,724	$ 114,066	24.87 %	$ 481	77.46 %	$ 344,660	75.13 %	$ 982	69.99 %

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 18

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 19 Residential and Consumer Detail 79.2% 19.0% 1.8% 1-4 Family Indirect Auto Other Consumer 27.5% 12.6% 20.4% 24.3% 11.1% 4.1% < 50% 50% - 59% 60% - 69% 70% - 79% 80% - 89% > 90% 44.2% 36.6% 13.0% 5.2% 1.0% > 800 740-799 700-739 661-699 < 660 Consumer Lending Portfolio - $433.7M Residential Real Estate Loan to Values (LTV's) - $344.1MIndirect Auto Portfolio by Max FICO Score- $80.6M Highlights • Residential loans represent 31.9% of our total loan portfolio. • 60.5% of residential loans carried an LTV of less 70%, at the time of underwriting. • Indirect auto loans represent 7.5% of our total loan portfolio. • 80.8% of indirect auto loans are to borrowers with FICO scores greater than 740, at the time of underwriting. • CB discontinued the indirect auto lending program in Q2 2023 due to continued focus on higher-priced commercial lending. Source: Company information as of 6/30/2024 Source: Company information as of 6/30/2024 Source: Company information as of 6/30/2024

Asset Quality and Capital Ratios

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 21 Asset Quality Trends Net Charge-Offs (Recoveries) / Average Loans Allowance for Credit Losses / Total LoansNonperforming Assets / Total Assets $4,261 $3,286 $2,402 $2,189 $2,008 Nonperforming Assets NPA's / Assets 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $— $1,500 $3,000 $4,500 0.08% 0.16% 0.24% 0.32% Noncurrent Loans / Total Loans $4,095 $3,286 $2,240 $2,189 $1,857 Noncurrent Loans (000's) Noncurrent/Total Loans 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $— $1,500 $3,000 $4,500 0.16% 0.24% 0.32% 0.40% $96 $109 $(6) $(18) $67 Net Charge Offs (Recoveries) NCO's (Recoveries)/ Avg Loans Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $(25) $— $25 $50 $75 $100 $125 (0.04)% —% 0.04% 0.08% $10,666 $10,848 $9,707 $9,582 $9,527 Loan Loss Reserve ($000's) ALLL/ Total Loans 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 $— $4,000 $8,000 $12,000 0.85% 0.90% 0.95% 1.00%

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 22 Capital Ratios (Bank Only) Common Equity Tier 1 Capital (to Risk Weighted Assets) Tier 1 Capital to Risk Weighted Assets in th ou sa nd s 12.54% 12.77% 13.64% 14.50% 14.62% Common Equity Tier 1 Capital Adequately Capitalized Well Capitalized 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 12.54% 12.77% 13.64% 14.50% 14.62% Tier 1 Capital Adequately Capitalized Well Capitalized 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Leverage (to Adjusted Total Assets) 9.26% 9.37% 10.19% 10.28% 9.98% Tier 1 Leverage Adequately Capitalized Well Capitalized 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 4.00% 6.00% 8.00% 10.00% 12.00% Total Capital (to Risk Weighted Assets) 13.64% 13.90% 14.61% 15.51% 15.61% Total Capital Adequately Capitalized Well Capitalized 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 8.00% 10.00% 12.00% 14.00% 16.00%

Conclusions

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 24 Market Presence with Brand Recognition Seasoned Executive Leadership Deploying Technology to Enhance Client Experience Investment Summary Serving Stable Southwestern PA & Ohio River Valley markets Proven experience through all economic cycles Continuing to invest with a tech- forward and people-centric approach Investing for Growth Adding new talent, tech upgrades and investing in process improvement Rewarding Shareholders Stable quarterly dividend and active stock repurchase plan

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 25 ◦ Community bank model is highly-differentiated compared with large regional banks experiencing recent regulatory issues ◦ Intense focus on sales and service culture and quality product offerings which builds full relationships with our clients ◦ Utilize technology investments to enhance speed of process while improving client experience ◦ Enhance profitability and efficiency potential while continuing to invest for future growth ◦ Continue our track record of opportunistic growth in the robust Pittsburgh Metropolitan area and across our footprint ◦ Defend our relatively low-cost deposit base which enables the bank to protect net interest margin ◦ Leverage our credit culture and strong loan underwriting as a foundation to uphold our asset quality metrics Be the Community Bank of choice across our footprint Concluding Thoughts

CB Financial Services, Inc. (Nasdaq: CBFV) July 2024 Page 26 Company Contact John H. Montgomery President and Chief Executive Officer Phone: (724) 223-8317 FDIC Headquarters: 100 N. Market Street Carmichaels, PA 15320 Corporate Center: 2111 North Franklin Drive, Suite 200 Washington, PA 15301 Contact Information